UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2016

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(814) 870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of New President and Chief Executive Officer

On June 1, 2016, Erie Indemnity Company (the “Company”) announced that it had appointed Timothy G. NeCastro President and Chief Executive Officer-Designate of the Company. Mr. NeCastro will become President and Chief Executive Officer upon the retirement of current President and Chief Executive Officer Terrence W. Cavanaugh. On October 23, 2015, Mr. Cavanaugh announced that he will retire as President and Chief Executive Officer of the Company at the end of 2016.

Mr. NeCastro, who is 55 years old, has been serving as Senior Vice President and Regional Officer of Erie Insurance Group’s West Region since 2010. Having joined the Company in 1996 as Manager of Internal Audit, Mr. NeCastro was promoted to Senior Vice President and Controller in 1997 and served in that capacity until 2008. In 2008, he was appointed Division Officer and Senior Vice President of Product and Policy Services and served in that role until 2010.

While serving as President and Chief Executive Officer-Designate, Mr. NeCastro’s compensation arrangement includes an annual salary of $500,000 and continued participation in the Company’s Annual and Long-Term Incentive Plans, all of which may be adjusted by the Board of Directors when he begins his term as President and Chief Executive Officer. He will also continue to participate in the Supplemental Retirement Plan for Certain Members of the Erie Insurance Group Retirement Plan for Employees and various employee benefit programs offered by the Company.

See the press release announcing the appointment of Mr. NeCastro attached as Exhibit 99.1.

5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective June 1, 2016, the Company amended its Code of Ethics for Senior Financial Officers to include language stating that none of the provisions of the Code, including the confidentiality provisions, would prohibit or limit disclosure under the SEC whistleblower provisions. A copy of the revised Code of Ethics for Senior Financial Officers is attached as Exhibit 14.4.

Item 9.01 Financial Statements and Exhibits.

Exhibit 14.4 Revised Code of Ethics for Senior Financial Officers

Exhibit 99.1 Press release text

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

June 1, 2016	By:	/s/ Brian W. Bolash

Name: Brian W. Bolash
Title: Corporate Secretary and Senior Counsel

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Exhibit Index

Exhibit No.	Description

14.4	Revised Code of Ethics for Senior Financial Officers
99.1	Press release text